UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2017
WESTERN REFINING LOGISTICS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36114 (Commission File Number)	46-3205923 (IRS Employer Identification Number)

212 N. Clark Street
El Paso, Texas 79905
(Address of principal executive office and zip code)
(915) 775-3300
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events.
On April 28, 2017, the Board of Directors of Western Refining Logistics GP, LLC, the general partner of Western Refining Logistics, LP (the “Partnership”), declared a quarterly cash distribution for the first quarter of 2017 of $0.4525 per unit. The distribution will be paid on May 23, 2017, to all unitholders of record at the close of market on May 9, 2017. On April 28, 2017, the Partnership issued a press release announcing this cash distribution. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release dated April 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING LOGISTICS, LP

By: Western Refining Logistics GP, LLC, its
general partner

By: /s/ Karen B. Davis
Name: Karen B. Davis
Title: Executive Vice President and Chief Financial Officer

Dated: April 28, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 28, 2017